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                                                                    EXHIBIT 23.1


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed S-8 Registration Statements, file numbers 33-93362 and 33-32782.

                                             /s/ Rothstein, Kass & Company P.C.
                                             Rothstein, Kass & Company P.C.

Roseland, New Jersey
March 29, 2000